SCHEDULE II
                              INFORMATION WITH RESPECT TO
                   TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)
                                     SHARES PURCHASED        AVERAGE
                          DATE            SOLD(-)             PRICE(2)
   COMMON STOCK-BHC COMMUNICATIONS A
  GABELLI FUNDS, INC.
       THE GABELLI VALUE FUND,INC.
                         4/07/94            4,000            74.6250
                         4/04/94            1,000            73.2500
                         3/30/94            2,300            74.5000
                         3/29/94            2,000            76.0000
                         3/18/94            5,000            77.3750
                         3/17/94              700            77.5000
                         3/17/94            5,000            77.5000
                         3/16/94              400-           77.5000
                         3/16/94              400            77.5000
                         3/15/94              400            77.5000
                         3/14/94              900            77.2500
                         3/09/94              500            78.1000
                         3/07/94            3,200            78.1914
                         3/04/94            6,600            78.7235
                         3/03/94            2,000            78.4750
       THE GABELLI EQUITY TRUST,INC.
                         3/28/94              800            76.2500
       THE GABELLI EQUITY TRUST,INC.
                         4/12/94              500            73.5000
                         3/30/94              500            74.5000
                         3/28/94              300            76.2500
                         3/16/94              200            77.5000
       THE GABELLI ASSET FUND
                         4/05/94              600            74.1250
  GAMCO INVESTORS, INC.
                         5/03/94            1,700            74.7206
                         5/02/94              500            74.4500
                         4/28/94              300            73.7500
                         4/26/94              300            73.7500
                         4/20/94            1,900            73.2500
                         4/19/94            1,200            73.2500
                         4/14/94              300            73.2500
                         4/13/94              300            73.1250
                         4/12/94            1,700-           73.8750
                         4/12/94              900            73.8750
                         4/11/94            3,100            73.8750
                         4/05/94              133-           73.5000
                         4/04/94            5,000            73.2500
                         3/29/94            2,800            76.0000
                         3/28/94            5,000            76.1325
                         3/18/94              800-           77.2500
  (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
      ON THE NY STOCK EXCHANGE.
  (2) PRICE EXCLUDES COMMISSION.
                                                        SCHEDULE II
                              INFORMATION WITH RESPECT TO
                   TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)
                                     SHARES PURCHASED        AVERAGE
                          DATE            SOLD(-)             PRICE(2)
   COMMON STOCK-BHC COMMUNICATIONS A
  GAMCO INVESTORS, INC.
                         3/17/94            2,700-           77.3426
                         3/17/94              250            77.2500
                          3/16/94            2,500-           77.4000
                          3/14/94              500-           77.2500
                         3/10/94            3,000            77.9375
                         3/08/94               65            78.1231
                         3/03/94              300            78.6250
  (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
      ON THE NY STOCK EXCHANGE.
  (2) PRICE EXCLUDES COMMISSION.
  (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL
OWNERSHIP OF GAMCO INVESTORS, INC.